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                       [LETTERHEAD OF BONADIO & CO., LLP]

                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 29, 1996 included in Hudson Hotels Corporation's Form 10-KSB for the transition period ended December 31, 1995, and to all reference to our Firm included in this registration statement.

                                              /a/ BONADIO & CO., LLP

February 25, 1997
Rochester, New York